Exhibit 21

Company name	Country of incorporation	Group % owned
LLOYDS BANKING GROUP plc	SCOTLAND
LBG CAPITAL HOLDINGS LIMITED	ENGLAND AND WALES	100.00
LBG CAPITAL NO. 2 PLC	ENGLAND AND WALES	100.00
LBG CAPITAL NO.1 PLC	ENGLAND AND WALES	100.00
LLOYDS BANK plc	ENGLAND AND WALES	100.00
AMBERDATE LIMITED	ENGLAND AND WALES	100.00
SCOTLAND INTERNATIONAL FINANCE B.V.	NETHERLANDS	100.00
LLOYDS INTERNATIONAL PTY LIMITED	AUSTRALIA	100.00
BLACK HORSE FOUNDATION LIMITED	AUSTRALIA	100.00
UBERIOR CAPITAL RESTRUCTURES PTY LIMITED	AUSTRALIA	100.00
BPG CAPITAL PTY LIMITED	AUSTRALIA	100.00
UBERIOR INVESTMENTS ASIA PTY LIMITED	AUSTRALIA	100.00
UBERIOR VENTURES AUSTRALIA PTY LIMITED	AUSTRALIA	100.00
ADF NO.1 PTY LTD	AUSTRALIA	100.00
AUSTRALAND APARTMENTS No.6 PTY LTD	AUSTRALIA	50.00
AUSTRALAND RETAIL PORTFOLIO PTY LIMITED	AUSTRALIA	50.00
AVJBOS NOMINEES PROPRIETARY LIMITED	AUSTRALIA	50.00
AVJBOS EASTWOOD DEVELOPMENTS PTY LIMITED	AUSTRALIA	50.00
AVJBOS EASTWOOD FINANCE PTY LIMITED	AUSTRALIA	50.00
FERN BAY SEASIDE VILLAGE LIMITED	AUSTRALIA	34.48
HTDF NO.1 PTY LIMITED	AUSTRALIA	100.00
RETAIL REVIVAL (BURGESS HILL) INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
RETAIL REVIVAL (STRATFORD) INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
RETAIL REVIVAL (TROWBRIDGE) INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
TSB MORTGAGES LIMITED	ENGLAND AND WALES	100.00
AQUILUS LIMITED	ENGLAND AND WALES	100.00
BLACK HORSE PROPERTY SERVICES LIMITED	ENGLAND AND WALES	100.00
BOLTRO NOMINEES LIMITED	ENGLAND AND WALES	100.00
BOS (IRELAND) PROPERTY SERVICES LIMITED	IRELAND	100.00
CARDNET MERCHANT SERVICES LIMITED	ENGLAND AND WALES	50.04
CASHPOINT LIMITED	ENGLAND AND WALES	100.00
CHELTENHAM & GLOUCESTER plc	ENGLAND AND WALES	100.00
C & G FINANCIAL SERVICES LIMITED	ENGLAND AND WALES	100.00
C & G HOMES LIMITED	ENGLAND AND WALES	100.00
C&G ESTATE AGENTS LIMITED	ENGLAND AND WALES	100.00
C&G PROPERTY HOLDINGS LIMITED	ENGLAND AND WALES	100.00
CENTRAL MORTGAGE FINANCE LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB MORTGAGES LIMITED	ENGLAND AND WALES	100.00
CLOAK LANE FUNDING LIMITED	JERSEY	100.00
CREATE SERVICES LIMITED	ENGLAND AND WALES	100.00
EXCLUSIVE FINANCE NO. 1 LIMITED	ENGLAND AND WALES	100.00
GENERAL LEASING (NO. 14) LIMITED	ENGLAND AND WALES	100.00
HBOS INSURANCE & INVESTMENT GROUP LIMITED	ENGLAND AND WALES	100.00
HBOS INVESTMENT ADVISOR INC	UNITED STATES	100.00
HBOS INVESTMENT MANAGEMENT (MEDITERRANEAN) LIMITED	ENGLAND AND WALES	100.00
HBOS INVESTMENT MANAGEMENT HOLDINGS (MALTA) LIMITED	MALTA	100.00
HBOS PLC	SCOTLAND	100.00
BANK OF SCOTLAND PLC	SCOTLAND	100.00
ALBION COLLECTIONS LIMITED	ENGLAND AND WALES	100.00
ANGLIAN HOME IMPROVEMENTS GROUP LIMITED	ENGLAND AND WALES	33.02
ARRAN ISLE LIMITED	ENGLAND AND WALES	52.00
ASPIRE OIL SERVICES LIMITED	SCOTLAND	26.67
AUTOMOBILE ASSOCIATION PERSONAL FINANCE LIMITED	ENGLAND AND WALES	100.00

Company name	Country of incorporation	Group % owned
BANK OF SCOTLAND (IRELAND) COMMERCIAL FINANCE LIMITED	IRELAND	100.00
BANK OF SCOTLAND (STANLIFE) LONDON NOMINEES LIMITED	SCOTLAND	100.00
BANK OF SCOTLAND CAPITAL FUNDING (JERSEY) LIMITED	JERSEY	100.00
BANK OF SCOTLAND EDINBURGH NOMINEES LIMITED	SCOTLAND	100.00
BANK OF SCOTLAND HONGKONG NOMINEES LIMITED	HONG KONG	100.00
BANK OF SCOTLAND LEASING LIMITED	ENGLAND AND WALES	100.00
BANK OF SCOTLAND LONDON NOMINEES LIMITED	SCOTLAND	100.00
BANK OF SCOTLAND NOMINEES (UNIT TRUSTS) LIMITED	SCOTLAND	100.00
BANK OF SCOTLAND P.E.P. NOMINEES LIMITED	SCOTLAND	100.00
BANK OF SCOTLAND STRUCTURED ASSET FINANCE LIMITED	ENGLAND AND WALES	100.00
BANK OF SCOTLAND LNG LEASING (NO 1) LIMITED	ENGLAND AND WALES	100.00
BARENTS LEASING LIMITED	ENGLAND AND WALES	100.00
BOS AIRCRAFT HOLDINGS LIMITED	ENGLAND AND WALES	100.00
AIRCRAFT INVESTMENTS LIMITED	CAYMAN ISLANDS	100.00
BOSSAF RAIL LIMITED	ENGLAND AND WALES	100.00
CBRAIL LIMITED	ENGLAND AND WALES	75.00
CBRAIL (NORDHARZ) LIMITED (in liquidation)	ENGLAND AND WALES	75.00
CBRAIL (UK) LIMITED (in liquidation)	ENGLAND AND WALES	75.00
CBRAIL S.A.R.L.	LUXEMBOURG	100.00
CHARIOT FINANCE LIMITED	ENGLAND AND WALES	100.00
HALIFAX LEASING (JUNE) LIMITED	ENGLAND AND WALES	100.00
HALIFAX LEASING (MARCH NO.2) LIMITED	ENGLAND AND WALES	100.00
HALIFAX LEASING (SEPTEMBER) LIMITED	ENGLAND AND WALES	100.00
WARWICK LEASING LIMITED	ENGLAND AND WALES	100.00
KANTO LEASING LIMITED	ENGLAND AND WALES	100.00
KATRINE LEASING LIMITED	JERSEY	100.00
PEONY LEASING LIMITED	ENGLAND AND WALES	100.00
PEONY EASTERN LEASING LIMITED	ENGLAND AND WALES	100.00
PEONY WESTERN LEASING LIMITED	ENGLAND AND WALES	100.00
NEVIS LEASING LIMITED	JERSEY	74.00
NORDIC LEASING LIMITED	ENGLAND AND WALES	100.00
OCEAN LEASING (JULY) LIMITED	ENGLAND AND WALES	100.00
OCEAN LEASING (NO 1) LIMITED	ENGLAND AND WALES	100.00
OCEAN LEASING (NO 2) LIMITED	ENGLAND AND WALES	100.00
OVAL LEASING LIMITED	ENGLAND AND WALES	100.00
PACIFIC LEASING LIMITED	ENGLAND AND WALES	100.00
SEABREEZE LEASING LIMITED	ENGLAND AND WALES	100.00
SEADANCE LEASING LIMITED	ENGLAND AND WALES	100.00
SEASPIRIT LEASING LIMITED	ENGLAND AND WALES	100.00
SEASPRAY LEASING LIMITED	ENGLAND AND WALES	100.00
SHIBDEN DALE LIMITED	ENGLAND AND WALES	100.00
TRANQUILLITY LEASING LIMITED	ENGLAND AND WALES	100.00
BANK OF SCOTLAND TRANSPORT FINANCE 1 LIMITED	ENGLAND AND WALES	100.00
BANK OF WALES LIMITED	ENGLAND AND WALES	100.00
BAVARIAN MORTGAGES NO.2 LIMITED	ENGLAND AND WALES	100.00
BIRMINGHAM MIDSHIRES ASSET MANAGEMENT LIMITED	ENGLAND AND WALES	100.00
BIRMINGHAM MIDSHIRES FINANCIAL SERVICES LIMITED	ENGLAND AND WALES	100.00
BIRMINGHAM MIDSHIRES LAND DEVELOPMENT LIMITED	ENGLAND AND WALES	100.00
BIRMINGHAM MIDSHIRES PROPERTY SERVICES LIMITED	ENGLAND AND WALES	100.00
BLAIR, OLIVER AND SCOTT LIMITED	SCOTLAND	100.00
BLUESTONE RESORTS GROUP LIMITED	ENGLAND AND WALES	44.94

Company name	Country of incorporation	Group % owned
BOS (BOSTON) INC	UNITED STATES	100.00
BOS (IRELAND) FINANCIAL ENTERPRISES LIMITED	IRELAND	100.00
BOS (IRELAND) FINANCIAL SERVICES LIMITED (IN VOLUNTARY LIQUIDATION)	IRELAND	100.00
BOS (IRELAND) NOMINEES LIMITED	IRELAND	100.00
BOS (IRELAND) PROPERTY SERVICES 2 LIMITED	IRELAND	100.00
BOS (IRELAND) SOFTWARE DEVELOPMENT SERVICES LIMITED (IN MEMBERS LIQUIDATION)	IRELAND	100.00
BOS (PB) LLC	UNITED STATES	100.00
BOS (SHARED APPRECIATION MORTGAGES (SCOTLAND) NO. 2) LIMITED	ENGLAND AND WALES	100.00
BOS (SHARED APPRECIATION MORTGAGES (SCOTLAND) NO. 3) LIMITED	ENGLAND AND WALES	100.00
BOS (SHARED APPRECIATION MORTGAGES (SCOTLAND)) LIMITED	ENGLAND AND WALES	100.00
BOS (SHARED APPRECIATION MORTGAGES) NO 1 PLC	ENGLAND AND WALES	100.00
BOS (SHARED APPRECIATION MORTGAGES) NO. 2 PLC	ENGLAND AND WALES	100.00
BOS (SHARED APPRECIATION MORTGAGES) NO. 3 PLC	ENGLAND AND WALES	100.00
BOS (SHARED APPRECIATION MORTGAGES) NO. 4 PLC	ENGLAND AND WALES	100.00
BOS (SHARED APPRECIATION MORTGAGES) NO. 5 PLC	ENGLAND AND WALES	100.00
BOS (SHARED APPRECIATION MORTGAGES) NO. 6 PLC	ENGLAND AND WALES	100.00
BOS (SOUTHPORT) HOLDING LLC	UNITED STATES	100.00
SOUTHPORT GREEN ACQUISITION LLC	UNITED STATES	50.00
BOS MISTRAL LIMITED	ENGLAND AND WALES	100.00
BRITANNIA PERSONAL LENDING LIMITED	ENGLAND AND WALES	51.00
BRITISH LINEN LEASING LIMITED	SCOTLAND	100.00
BANK OF SCOTLAND EQUIPMENT FINANCE LIMITED	ENGLAND AND WALES	100.00
CF ASSET FINANCE LIMITED	ENGLAND AND WALES	100.00
SALESLEASE PURCHASE LIMITED	SCOTLAND	100.00
BRITISH LINEN LEASING (LONDON) LIMITED	SCOTLAND	100.00
BRITISH LINEN SHIPPING LIMITED	SCOTLAND	100.00
CAPITAL LEASING (EDINBURGH) LIMITED	SCOTLAND	100.00
CAPITAL LEASING LIMITED	SCOTLAND	100.00
THISTLE LEASING	UNITED KINGDOM	100.00
BROOKGATE LIMITED	ENGLAND AND WALES	45.00
BROOKLYN PROPERTIES LIMITED	IRELAND	37.50
CALA 1999 LIMITED	SCOTLAND	32.00
CALA GROUP LIMITED	SCOTLAND	32.00
CALEY SPV LIMITED (in administration)	ENGLAND AND WALES	43.80
CAPITAL 1945 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK INSURANCE SERVICES LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 1 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 10 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 11 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 12 LIMITED	SCOTLAND	100.00
CAPITAL BANK LEASING 2 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 3 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 4 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 5 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 6 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 7 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK LEASING 8 LIMITED	SCOTLAND	100.00
CAPITAL BANK LEASING 9 LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK PROPERTY INVESTMENTS (3) LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK PROPERTY INVESTMENTS (6) LIMITED	ENGLAND AND WALES	100.00

Company name	Country of incorporation	Group % owned
CAPITAL BANK VEHICLE MANAGEMENT LIMITED	ENGLAND AND WALES	100.00
CAPITAL GARDENS LIMITED	ENGLAND AND WALES	38.15
CAPITAL PERSONAL FINANCE LIMITED	ENGLAND AND WALES	100.00
CARTWRIGHT FINANCE LIMITED	ENGLAND AND WALES	50.00
CASTLE COLLECTIONS LIMITED	ENGLAND AND WALES	100.00
CENTRAL COLLECTIONS LIMITED (in liquidation)	ENGLAND AND WALES	100.00
CONNERY LIMITED	JERSEY	20.00
COPTHORN HOLDINGS LIMITED	ENGLAND AND WALES	42.50
COUNTY WIDE PROPERTY INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
DEVA LEASE 2 LIMITED	ENGLAND AND WALES	100.00
DEVA LEASE 3 LIMITED	ENGLAND AND WALES	100.00
DUNDEE ENERGY RECYCLING LIMITED	SCOTLAND	34.00
FIRST RETAIL FINANCE (CHESTER) LIMITED	ENGLAND AND WALES	100.00
FLEXIFLY LIMITED	SCOTLAND	100.00
NWS 2	UNITED KINGDOM	100.00
FORTHRIGHT FINANCE LIMITED	ENGLAND AND WALES	100.00
FREEWAY LIMITED	ENGLAND AND WALES	100.00
GENSAR DESIGN LIMITED	ENGLAND AND WALES	100.00
GLADEDALE GROUP HOLDINGS LIMITED	ENGLAND AND WALES	30.00
GLOSSTRIPS LIMITED	SCOTLAND	100.00
IBOS SECURITIES	UNITED KINGDOM	50.00
GODFREY DAVIS (CONTRACT HIRE) LIMITED	ENGLAND AND WALES	100.00
HALIFAX CREDIT CARD LIMITED	ENGLAND AND WALES	100.00
HALIFAX LOANS LIMITED	ENGLAND AND WALES	100.00
HALIFAX MORTGAGE SERVICES (HOLDINGS) LIMITED	ENGLAND AND WALES	100.00
HALIFAX MORTGAGE SERVICES LIMITED	ENGLAND AND WALES	100.00
HL GROUP (HOLDINGS) LIMITED	ENGLAND AND WALES	100.00
HALIFAX PREMISES LIMITED	ENGLAND AND WALES	100.00
HALIFAX VEHICLE LEASING (1998) LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE LEASING (HOLDINGS) LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE FINANCE LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE LEASING LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE PARTNERS (1) LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE PARTNERS (2) LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE PARTNERS (3) LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE PARTNERS (4) LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE PARTNERS LIMITED	ENGLAND AND WALES	100.00
VEHICLE LEASING (1) LIMITED	ENGLAND AND WALES	100.00
VEHICLE LEASING (2) LIMITED	ENGLAND AND WALES	100.00
VEHICLE LEASING (3) LIMITED	ENGLAND AND WALES	100.00
VEHICLE LEASING (4) LIMITED	ENGLAND AND WALES	100.00
WHITEFLEET LIMITED	ENGLAND AND WALES	50.00
HBOS CANADA INC	CANADA	100.00
BOSIC INC	CANADA	100.00
UBERIOR CANADA LP LTD	CANADA	100.00
VALAD CANADIAN PARTNERS LP	CANADA	33.33
HBOS SOCIAL HOUSING COVERED BONDS LLP	ENGLAND AND WALES	50.00
HBOS TREASURY SERVICES LIMITED	ENGLAND AND WALES	100.00
HOME SHOPPING PERSONAL FINANCE LIMITED	ENGLAND AND WALES	51.00
HORIZON CAPITAL 2000 LIMITED	SCOTLAND	100.00
HORIZON HOTEL INVESTMENTS LIMITED	SCOTLAND	100.00
HORIZON PROPERTY INVESTMENTS (SOUTH) LIMITED	SCOTLAND	100.00
HORIZON PROPERTY INVESTMENTS LIMITED	SCOTLAND	100.00
HORIZON RESIDENTIAL DEVELOPMENTS LIMITED	SCOTLAND	100.00
HORIZON RESOURCES LIMITED	SCOTLAND	100.00
STEWART MILNE (GLASGOW) LIMITED	SCOTLAND	50.00
STEWART MILNE (WEST) LIMITED	SCOTLAND	50.00
WEST CRAIGS LIMITED	SCOTLAND	100.00
HORIZON CAPITAL LIMITED	SCOTLAND	100.00
IBOS FINANCE LIMITED	ENGLAND AND WALES	100.00

Company name	Country of incorporation	Group % owned
ICC CORPORATE FINANCE LIMITED (IN VOLUNTARY LIQUIDATION)	IRELAND	100.00
ICC EQUITY PARTNERS LIMITED	IRELAND	100.00
ICC ESOP TRUSTEE LIMITED	IRELAND	100.00
ICC FINANCE LIMITED (IN VOLUNTARY LIQUIDATION)	IRELAND	100.00
ICC HOLDINGS	IRELAND	100.00
BOS (IRELAND) WEALTH MANAGEMENT LIMITED	IRELAND	100.00
ICC ENTERPRISE PARTNERS LIMITED	IRELAND	100.00
ICC SOFTWARE PARTNERS LIMITED	IRELAND	100.00
KRIPTON PROPERTIES LIMITED	IRELAND	100.00
TRISTAN PROPERTIES LIMITED	IRELAND	100.00
ICC INTERNATIONAL FINANCE LIMITED	IRELAND	100.00
ICC VENTURE PARTNERS LIMITED (IN VOLUNTARY LIQUIDATION)	IRELAND	100.00
IN STORE CREDIT LIMITED	ENGLAND AND WALES	100.00
INTELLIGENT FINANCE SOFTWARE LIMITED	ENGLAND AND WALES	100.00
J & J COLLECTIONS LIMITED	ENGLAND AND WALES	100.00
LEGACY RENEWAL COMPANY LIMITED	SCOTLAND	100.00
LLOYDS BANK (FOUNTAINBRIDGE 1) LIMITED	SCOTLAND	100.00
LLOYDS BANK (FOUNTAINBRIDGE 2) LIMITED	SCOTLAND	100.00
LLOYDS BANKING GROUP INSURANCE PCC LIMITED	GUERNSEY	100.00
LONDON UBERIOR (L.A.S.GROUP) NOMINEES LIMITED	SCOTLAND	100.00
MCKEE DEVELOPMENT COMPANY LIMITED	IRELAND	100.00
MEADOWFIELD INVESTMENTS LIMITED	SCOTLAND	100.00
CASTLEMILL INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
OBAN INVESTMENTS LIMITED	JERSEY	100.00
FORTROSE INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
MORAY INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
MEMBERSHIP SERVICES FINANCE LIMITED	ENGLAND AND WALES	100.00
MORSTON ASSETS LIMITED	ENGLAND AND WALES	20.00
MURRAY INTERNATIONAL HOLDINGS LIMITED	SCOTLAND	30.00
NEWBRIDGE ENTERPRISES LIMITED	NORTHERN IRELAND	30.00
NFU MUTUAL FINANCE LIMITED	ENGLAND AND WALES	50.00
NORTHERN EDGE LIMITED	ENGLAND AND WALES	23.00
NORTHERN MORTGAGE CORPORATION LIMITED	ENGLAND AND WALES	100.00
NWS TRUST LIMITED	SCOTLAND	100.00
OMNISTONE LIMITED	IRELAND	100.00
QUION 6 BV	NETHERLANDS	100.00
SAINSBURY'S BANK PLC	ENGLAND AND WALES	50.00
SCOTLAND INTERNATIONAL FINANCE NO. 2 B.V.	NETHERLANDS	100.00
SCOTMAR COMMERCIAL EQUIPMENT FINANCE LIMITED	ENGLAND AND WALES	60.00
SEAFORTH MARITIME (HIGHLANDER) LIMITED	SCOTLAND	100.00
SEAFORTH MARITIME (JARL) LIMITED	SCOTLAND	100.00
SOUTHERN MORTGAGE CORPORATION LIMITED	ENGLAND AND WALES	100.00
STANDARD PROPERTY INVESTMENT (1987) LIMITED	SCOTLAND	49.00
SUSSEX COUNTY HOMES LIMITED	ENGLAND AND WALES	100.00
THE BRITISH LINEN COMPANY LIMITED	SCOTLAND	100.00
THE MORTGAGE BUSINESS PUBLIC LIMITED COMPANY	ENGLAND AND WALES	100.00
TOWER HILL PROPERTY INVESTMENTS (10) LIMITED	ENGLAND AND WALES	90.00
TOWER HILL PROPERTY INVESTMENTS (7) LIMITED	ENGLAND AND WALES	90.00
TULLOCH HOMES GROUP LIMITED	SCOTLAND	40.00
UBERIOR ENA LIMITED	SCOTLAND	100.00
BOS (USA) AL INC.	UNITED STATES	100.00
BOS (USA) FUND INVESTMENTS INC.	UNITED STATES	100.00
GFP HOLDINGS LLC	UNITED STATES	100.00
GLEACHER MEZZANINE LLC	UNITED STATES	66.00
THREAD REAL ESTATE CARY TOWNE PARK LLC	UNITED STATES	50.00
THREAD REAL ESTATE FALCON PARK LLC	UNITED STATES	50.00

Company name	Country of incorporation	Group % owned
THREAD REAL ESTATE GOLFVIEW LLC	UNITED STATES	50.00
BOS (USA) INC	UNITED STATES	100.00
BOS (USA) RFL INC.	UNITED STATES	100.00
UBERIOR INVESTMENTS LIMITED	SCOTLAND	100.00
ABOVE BAR (SOUTHAMPTON) LIMITED	SCOTLAND	100.00
AGORA SHOPPING CENTRES LIMITED (in administration)	ENGLAND AND WALES	50.00
ALDERLEY CAPITAL LIMITED (in administration)	ISLE OF MAN	50.00
BANK OF SCOTLAND INSURANCE SERVICES LIMITED	SCOTLAND	100.00
BOS EDINBURGH NO 1 LIMITED	SCOTLAND	100.00
CANLEY LIMITED (in administration)	ENGLAND AND WALES	50.00
CASTLEMORE VENTURES LIMITED (in administration)	ENGLAND AND WALES	50.00
CHESTER MEADOW HOLDINGS LIMITED (in liquidation)	ENGLAND AND WALES	40.00
CHESTER MEADOW LIMITED (in liquidation)	ENGLAND AND WALES	40.00
ASHCROSS SERVICES LIMITED (in liquidation)	ENGLAND AND WALES	40.00
EUROPA PROPERTY COMPANY (NORTHERN) LIMITED	ENGLAND AND WALES	35.00
GRANT RESIDENTIAL PROPERTY LIMITED (in administration)	SCOTLAND	50.00
KENMORE CAPITAL 2 LIMITED (in liquidation)	SCOTLAND	50.00
KENMORE CAPITAL 3 LIMITED (in administrative receivership)	ENGLAND AND WALES	50.00
KENMORE CAPITAL LIMITED (in liquidation)	SCOTLAND	50.00
MGR CAPITAL LIMITED (in liquidation)	ENGLAND AND WALES	100.00
PRESTONFIELD INVESTMENTS LIMITED	SCOTLAND	100.00
BREEZEROAD LIMITED	ENGLAND AND WALES	50.00
SIMPSON'S-IN-THE-STRAND(348446) LIMITED	ENGLAND AND WALES	50.00
THE SAVOY HOTEL LIMITED	ENGLAND AND WALES	50.00
HIBERNIA WORLDWIDE HOTELS BV	NETHERLANDS	49.90
INJECTION DIRECTE IMMOBILIER SAS	FRANCE	48.50
MALCOLM PROPERTIES (HOLDINGS) LIMITED	SCOTLAND	48.00
STAINTON CAPITAL HOLDINGS LIMITED	ENGLAND AND WALES	43.70
UBERIOR (MOORFIELD) LIMITED	SCOTLAND	100.00
ROCK JOINT VENTURES LIMITED (in liquidation)	ENGLAND AND WALES	40.00
RYDON GROUP LIMITED	ENGLAND AND WALES	30.00
TANTALLON INVESTMENTS, INC	UNITED STATES	100.00
TANTALLON LLC	UNITED STATES	50.00
TANTALLON ACQUISITION LLC	UNITED STATES	50.00
TANTALLON AUSTIN HOTEL LLC	UNITED STATES	50.00
TANTALLON AUSTIN LLC	UNITED STATES	50.00
TANTALLON ORLANDO LLC	UNITED STATES	50.00
UBERIOR EQUITY LIMITED	SCOTLAND	100.00
ALLIANCE MEDICAL LIMITED	ENGLAND AND WALES	27.50
BERGAMOT VENTURES LIMITED	ENGLAND AND WALES	50.00
CORDIAL HOTELS LIMITED	ENGLAND AND WALES	45.00
DE VERE GROUP LIMITED	ENGLAND AND WALES	30.00
LAKESIDE 1 LIMITED	ENGLAND AND WALES	50.00
MAVISBANK LIMITED	ENGLAND AND WALES	48.50
MELROSE COURT (CARDIFF) LIMITED	ENGLAND AND WALES	22.48
MRBL LIMITED	UNITED KINGDOM	26.87
POINT- ON - HOLDINGS LIMITED	ENGLAND AND WALES	45.00
PRINCIPAL HAYLEY GROUP LIMITED	ENGLAND AND WALES	30.00
UBERIOR FUND HOLDINGS LIMITED	SCOTLAND	100.00
BOSEMP GP LIMITED	SCOTLAND	100.00
LLOYDS BANK EUROPEAN INFRASTRUCTURE CARRY GP LIMITED	SCOTLAND	100.00
LLOYDS BANK EUROPEAN INFRASTRUCTURE CARRY LIMITED	SCOTLAND	100.00
LLOYDS BANK EUROPEAN INFRASTRUCTURE GP LIMITED	ENGLAND AND WALES	100.00

Company name	Country of incorporation	Group % owned
LLOYDS BANK EUROPEAN INFRASTRUCTURE PARTNERS CARRY LP	SCOTLAND	100.00
LLOYDS BANK GLOBAL INFRASTRUCTURE CARRY GP LIMITED	SCOTLAND	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS (NO 4) USA LLC	UNITED STATES	100.00
DENVER TRANSIT PARTNERS LLC	UNITED STATES	45.00
LLOYDS BANK GLOBAL INFRASTRUCTURE GP LIMITED	GUERNSEY	100.00
LLOYDS BANK UK INFRASTRUCTURE CARRY GP LIMITED	SCOTLAND	100.00
LLOYDS BANK UK INFRASTRUCTURE CARRY LIMITED	SCOTLAND	100.00
LLOYDS BANK UK INFRASTRUCTURE GP LIMITED	ENGLAND AND WALES	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS (NO 5) LIMITED	ENGLAND AND WALES	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS (SOUTHMEAD) LIMITED	ENGLAND AND WALES	100.00
UBERIOR ISAF CIP 2007 L.P.	ENGLAND AND WALES	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS (NO 6) LIMITED	ENGLAND AND WALES	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS (NO 7) LIMITED	ENGLAND AND WALES	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS (NO 8) LIMITED	ENGLAND AND WALES	100.00
UBERIOR GP 1 LIMITED	SCOTLAND	100.00
UBERIOR GP 2 LIMITED	SCOTLAND	100.00
UBERIOR FUND INVESTMENTS LIMITED	SCOTLAND	100.00
UBERIOR CO-INVESTMENTS LIMITED	SCOTLAND	100.00
UBERIOR FUND MANAGER LIMITED	SCOTLAND	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS LIMITED	SCOTLAND	100.00
EDUCATION 4 AYRSHIRE HOLDINGS LIMITED	SCOTLAND	47.50
FBLP LIMITED	ENGLAND AND WALES	46.00
JUSTICE SUPPORT SERVICES (NORFOLK AND SUFFOLK) HOLDINGS LIMITED	ENGLAND AND WALES	42.50
UBERIOR INFRASTRUCTURE INVESTMENTS (NO 2) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GLOBAL INFRASTRUCTURE PARTNERS LP	GUERNSEY	100.00
UBERIOR INFRASTRUCTURE FINANCE GP LIMITED	GUERNSEY	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS (NO 4) LIMITED	GUERNSEY	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS (MUNDARING) LIMITED	GUERNSEY	100.00
UBERIOR INFRASTRUCTURE INVESTMENTS (NRAH) LIMITED	GUERNSEY	100.00
UBERIOR VENTURES LIMITED	SCOTLAND	100.00
A G GERMANY LIMITED	ENGLAND AND WALES	50.00
AGORA MAX LIMITED	ENGLAND AND WALES	50.00
ANALYTICAL VENTURES LIMITED	ENGLAND AND WALES	50.00
CATESBY STUDENT LIVING LIMITED	ENGLAND	50.00
CONTINENTAL SHELF 225 LIMITED	ENGLAND AND WALES	47.46
CONTINENTAL SHELF 291 LIMITED	ENGLAND AND WALES	40.09
FHR EUROPEAN VENTURES LLP	ENGLAND AND WALES	50.00
GIANT PROPERTY CONSORTIUM LIMITED (in liquidation)	ENGLAND AND WALES	23.44
HERITOR'S RESIDENTIAL PROPERTY (HOLDINGS) LIMITED (in administration)	SCOTLAND	49.06
LOTHIAN FIFTY (150) LIMITED	ENGLAND AND WALES	47.58
MACDONALD HOTELS LIMITED	SCOTLAND	50.00
OCTAGON (RICHMOND) LIMITED	ENGLAND AND WALES	50.00
PRESTBURY 1 LIMITED PARTNERSHIP	ENGLAND AND WALES	26.67

Company name	Country of incorporation	Group % owned
PRESTBURY HOTEL HOLDINGS LIMITED	ENGLAND AND WALES	27.50
PRESTBURY WENTWORTH HOLDINGS LIMITED	ENGLAND AND WALES	29.41
PSX HOLDINGS LIMITED	ENGLAND AND WALES	32.50
SAPPHIRE RETAIL FUND LIMITED (in liquidation)	ENGLAND AND WALES	50.00
ST JAMES SECURITIES VENTURES LIMITED	ENGLAND AND WALES	50.00
STESSA INVESTMENTS LIMITED (in liquidation)	ENGLAND AND WALES	50.00
UBERIOR EUROPE LIMITED	SCOTLAND	100.00
D.U.K.E REAL ESTATE LIMITED	SCOTLAND	50.00
EUROPEAN PROPERTY FUND (HOLDINGS) LIMITED SARL	LUXEMBOURG	24.90
VALAD VENTURES UK LIMITED (in liquidation)	ENGLAND AND WALES	48.70
UK PREM FUND 1 LLP	SCOTLAND	47.50
ZOG BROWNFIELD VENTURES LIMITED	ENGLAND AND WALES	50.00
UBERIOR NOMINEES LIMITED	SCOTLAND	100.00
UBERIOR TRADING LIMITED	SCOTLAND	100.00
CITY & GENERAL SECURITIES LIMITED	ENGLAND	33.49
GROUPE RETIF DEVELOPPMENT SAS	FRANCE	45.00
UBERIOR TRUSTEES LIMITED	SCOTLAND	100.00
WESTERN TRUST HOLDINGS LIMITED	ENGLAND AND WALES	100.00
WESTERN TRUST & SAVINGS HOLDINGS LIMITED	ENGLAND AND WALES	100.00
BIRMINGHAM MIDSHIRES MORTGAGE SERVICES LIMITED	ENGLAND AND WALES	100.00
BAVARIAN MORTGAGES NO. 5 LIMITED	ENGLAND AND WALES	100.00
BIRMINGHAM MIDSHIRES MORTGAGE SERVICES NO.1 LIMITED	ENGLAND AND WALES	100.00
MORTGAGE SERVICES FUNDING LIMITED	ENGLAND AND WALES	100.00
WHITTINGTON FACILITIES LIMITED	ENGLAND AND WALES	84.43
FIRST ALTERNATIVE LIMITED	ENGLAND AND WALES	100.00
GENERAL INSURANCE SERVICES LIMITED	ENGLAND AND WALES	100.00
HALIFAX GROUP LIMITED	ENGLAND AND WALES	100.00
HALIFAX SHARE DEALING LIMITED	ENGLAND AND WALES	100.00
BANK OF SCOTLAND BRANCH NOMINEES LIMITED	SCOTLAND	100.00
BANK OF SCOTLAND CENTRAL NOMINEES LIMITED	SCOTLAND	100.00
HALIFAX NOMINEES LIMITED	ENGLAND AND WALES	100.00
HSDL NOMINEES LIMITED	ENGLAND AND WALES	100.00
IWEB (UK) LIMITED	ENGLAND AND WALES	100.00
SHARE DEALING NOMINEES LIMITED	ENGLAND AND WALES	100.00
HBOS CAPITAL FUNDING (JERSEY) LIMITED	JERSEY	100.00
HBOS FINAL SALARY TRUST LIMITED	SCOTLAND	100.00
HALIFAX PENSION NOMINEES LIMITED	ENGLAND AND WALES	100.00
KEMPSTON BUSINESS PARK MANAGEMENT COMPANY LIMITED	ENGLAND AND WALES	55.00
HBOS MANAGEMENT (JERSEY) LIMITED	JERSEY	100.00
HBOS UK LIMITED	SCOTLAND	100.00
PICARD FUNDING 1 LIMITED	JERSEY	93.40
PICARD FUNDING 2 LIMITED	JERSEY	95.00
PICARD FUNDING 3 LIMITED	JERSEY	89.30
PICARD FUNDING 4 LIMITED	JERSEY	94.10
PICARD FUNDING 5 LIMITED	JERSEY	94.30
HIGH STREET MARKETING SERVICES S.A. (in liquidation)	ARGENTINA	100.00
HILL SAMUEL BANK LIMITED	ENGLAND AND WALES	100.00
HILL SAMUEL INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
HILL SAMUEL LEASING CO. LIMITED	ENGLAND AND WALES	100.00
LLOYDS (FDC) COMPANY	ENGLAND AND WALES	100.00
IAI INTERNATIONAL LIMITED	ENGLAND AND WALES	100.00
LBI FINANZ ANSTALT	LIECHTENSTEIN	100.00
LLOYDS (GENERAL PARTNER) LIMITED	JERSEY	100.00
LLOYDS CAPITAL 2 L.P.	JERSEY	100.00
LLOYDS (GRESHAM) LIMITED	ENGLAND AND WALES	100.00

Company name	Country of incorporation	Group % owned
LLOYDS (GRESHAM) NO. 1 LIMITED	ENGLAND AND WALES	100.00
LLOYDS AMERICA SECURITIES CORPORATION	UNITED STATES	100.00
LLOYDS SECURITIES INC	UNITED STATES	100.00
LLOYDS BANK (BLSA)	ENGLAND AND WALES	100.00
LLOYDS BANK (BRANCHES) NOMINEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK (COLONIAL & FOREIGN) NOMINEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK (I.D.) NOMINEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK (PEP NOMINEES) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK (STOCK EXCHANGE BRANCH) NOMINEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK ASSET FINANCE LIMITED	ENGLAND AND WALES	100.00
ACL AUTOLEASE HOLDINGS LIMITED	ENGLAND AND WALES	100.00
A.C.L. LIMITED	ENGLAND AND WALES	100.00
AN VEHICLE FINANCE LIMITED	ENGLAND AND WALES	100.00
HVF LIMITED	ENGLAND AND WALES	100.00
LEX AUTOLEASE (CH) LIMITED	ENGLAND AND WALES	100.00
LEX AUTOLEASE (VC) LIMITED	ENGLAND AND WALES	100.00
LEX AUTOLEASE CARSELECT LIMITED	ENGLAND AND WALES	100.00
LEX AUTOLEASE LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE FINANCE 2 LIMITED	ENGLAND AND WALES	100.00
LEX VEHICLE FINANCE 3 LIMITED	ENGLAND AND WALES	100.00
BLACK HORSE FINANCE HOLDINGS LIMITED	ENGLAND AND WALES	100.00
CARLEASE LIMITED	ENGLAND AND WALES	100.00
L & S FINANCE LIMITED (in liquidation)	SCOTLAND	100.00
LLOYDS UDT ASSET LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS UDT ASSET RENTALS LIMITED	ENGLAND AND WALES	100.00
LLOYDS UDT BUSINESS DEVELOPMENT LIMITED	ENGLAND AND WALES	100.00
LLOYDS UDT BUSINESS EQUIPMENT LIMITED	ENGLAND AND WALES	100.00
LLOYDS UDT HIRING LIMITED	ENGLAND AND WALES	100.00
LLOYDS UDT LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS UDT LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB MONTRACON LIMITED	ENGLAND AND WALES	50.10
LLOYDS UDT RENTALS LIMITED (in liquidation)	SCOTLAND	100.00
M.E.V.C. FINANCE LIMITED	ENGLAND AND WALES	75.00
B. C. H. LEASING LIMITED	ENGLAND AND WALES	75.00
B. C. H. RENTALS LIMITED	ENGLAND AND WALES	75.00
IFS CONTRACT HIRE LIMITED	ENGLAND AND WALES	75.00
RENTAL MANAGEMENT SERVICES LIMITED	ENGLAND AND WALES	75.00
UDT AUTOLEASE LIMITED	ENGLAND AND WALES	100.00
UDT BUDGET LEASING LIMITED	ENGLAND AND WALES	100.00
UDT LIMITED	ENGLAND AND WALES	100.00
UDT SALES FINANCE LIMITED	ENGLAND AND WALES	100.00
UNITED DOMINIONS LEASING LIMITED	ENGLAND AND WALES	100.00
UNITED DOMINIONS TRUST LIMITED	ENGLAND AND WALES	100.00
BLACK HORSE FINANCE MANAGEMENT LIMITED	ENGLAND AND WALES	100.00
AUTOLEASE HOLDINGS LIMITED (in liquidation)	ENGLAND AND WALES	100.00
BLACK HORSE EXECUTIVE MORTGAGES LIMITED	ENGLAND AND WALES	100.00
BLACK HORSE FINANCE LIMITED	ENGLAND AND WALES	100.00
BLACK HORSE HOME LOANS LIMITED	ENGLAND AND WALES	100.00
CAR OWNERSHIP FINANCE LIMITED	ENGLAND AND WALES	100.00
CEDAR HOLDINGS LIMITED	ENGLAND AND WALES	100.00
CHARTERED TRUST (NOMINEES) LIMITED	ENGLAND AND WALES	100.00
CHARTERED TRUST GROUP LIMITED	ENGLAND AND WALES	100.00
CHARTERED TRUST LIMITED	ENGLAND AND WALES	100.00
CHARTERED TRUST MARINE LIMITED	ENGLAND AND WALES	100.00
ENTERPRISE CAR FINANCE LIMITED	ENGLAND AND WALES	50.00
HIGHWAY CONTRACT HIRE LIMITED	ENGLAND AND WALES	100.00
HIGHWAY VEHICLE LEASING LIMITED	ENGLAND AND WALES	100.00
HIGHWAY VEHICLE MANAGEMENT LIMITED	ENGLAND AND WALES	100.00

Company name	Country of incorporation	Group % owned
LEX AUTOLEASE (FMS) LIMITED	ENGLAND AND WALES	100.00
LEX AUTOLEASE (SHREWSBURY) LIMITED	ENGLAND AND WALES	100.00
LEX AUTOLEASE (VH) LIMITED	ENGLAND AND WALES	100.00
LEX AUTOLEASE (VL) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BOWMAKER LIMITED (in liquidation)	ENGLAND AND WALES	100.00
LLOYDS TSB AUTOLEASE LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB MOTORENT LIMITED	ENGLAND AND WALES	100.00
LLOYDS UDT (MARLOW) LIMITED	ENGLAND AND WALES	100.00
LLOYDS UDT EQUIPMENT LEASING LIMITED (in liquidation)	ENGLAND AND WALES	100.00
MCL FINANCE LIMITED	ENGLAND AND WALES	50.01
NATIONWIDE COLLECTION SERVICES LIMITED	ENGLAND AND WALES	100.00
NW MOTOR FINANCE LIMITED	ENGLAND AND WALES	100.00
PC MOTOR FINANCE LIMITED (in liquidation)	ENGLAND AND WALES	100.00
PERSONAL MOTORING PLAN LIMITED	ENGLAND AND WALES	100.00
R I G P FINANCE LIMITED	ENGLAND AND WALES	100.00
SG MOTOR FINANCE LIMITED	ENGLAND AND WALES	100.00
SG MOTOR LEASING LIMITED	ENGLAND AND WALES	100.00
V.A.G FINANCE LIMITED	ENGLAND AND WALES	100.00
WCS LIMITED	ISLE OF MAN	100.00
BLACK HORSE GROUP LIMITED	ENGLAND AND WALES	100.00
A G FINANCE LIMITED	ENGLAND AND WALES	50.01
BLACK HORSE (TRF) LIMITED	ENGLAND AND WALES	100.00
BLACK HORSE LIMITED	ENGLAND AND WALES	100.00
HEIDI FINANCE HOLDINGS (UK) LIMITED	ENGLAND AND WALES	100.00
HYUNDAI CAR FINANCE LIMITED	ENGLAND AND WALES	100.00
INCHCAPE FINANCIAL SERVICES LIMITED	ENGLAND AND WALES	51.00
INTERNATIONAL MOTORS FINANCE LIMITED	ENGLAND AND WALES	51.00
LONDON TAXI FINANCE LIMITED	ENGLAND AND WALES	100.00
LOTUS FINANCE LIMITED	ENGLAND AND WALES	50.10
PROTON FINANCE LIMITED	ENGLAND AND WALES	50.00
SHOGUN FINANCE LIMITED	ENGLAND AND WALES	50.01
SUZUKI FINANCIAL SERVICES LIMITED	ENGLAND AND WALES	51.00
LLOYDS BANK COMMERCIAL FINANCE LIMITED	ENGLAND AND WALES	100.00
ALEX LAWRIE FACTORS LIMITED	ENGLAND AND WALES	100.00
ALEX. LAWRIE RECEIVABLES FINANCING LIMITED	ENGLAND AND WALES	100.00
AZEDCREST LIMITED	ENGLAND AND WALES	100.00
CAPITAL BANK CASHFLOW FINANCE LIMITED	ENGLAND AND WALES	100.00
EUROLEAD SERVICES HOLDINGS LIMITED	ENGLAND AND WALES	100.00
CASHFRIDAY LIMITED	ENGLAND AND WALES	100.00
EVANSVILLE LIMITED	ENGLAND AND WALES	100.00
GLYTHORNE LIMITED	ENGLAND AND WALES	100.00
KINGSTAR LEASING LIMITED	ENGLAND AND WALES	100.00
LBCF LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK COMMERCIAL FINANCE SCOTLAND LIMITED	SCOTLAND	100.00
SNOWGLEN SECURITIES LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK CORPORATE PROPERTY INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
BOLLINWATER ESTATES LLP	ENGLAND AND WALES	77.00
LLOYDS BANK FACTORS LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK FINANCIAL SERVICES (HOLDINGS) LIMITED	ENGLAND AND WALES	100.00
CHESHIRE FUNDING MANAGEMENT LLC	UNITED STATES	100.00
CHESHIRE FUNDING LLC	UNITED STATES	100.00
CHESHIRE HOLDINGS (AMERICA) LLC	UNITED STATES	100.00
CLOAK LANE FINANCE (CAYMAN) LIMITED	CAYMAN ISLANDS	100.00
CLOAK LANE INVESTMENTS (CAYMAN) LIMITED	CAYMAN ISLANDS	100.00
FARYNER'S HOUSE FUNDING LIMITED	CAYMAN ISLANDS	100.00
FARYNER'S HOUSE INVESTMENTS LIMITED	CAYMAN ISLANDS	84.72

Company name	Country of incorporation	Group % owned
GATWICKSTRAAT (NO.1) B.V.	NETHERLANDS	100.00
KINGSBARNS INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
MITRE STREET FUNDING LIMITED	JERSEY	100.00
MITRE STREET INVESTMENTS LIMITED	JERSEY	100.00
MITRE STREET FINANCE LIMITED	JERSEY	100.00
PIPS ASSET INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
RIG FUNDING (CAYMAN) LIMITED	CAYMAN ISLANDS	100.00
WARWICK LANE FINANCE LIMITED	VIRGIN ISLANDS, BRITISH	100.00
LLOYDS BANK GENERAL LEASING (NO. 9) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GF (HOLDINGS) LIMITED	ENGLAND AND WALES	100.00
BOUNDARY BUSINESS CENTRE LIMITED	ENGLAND AND WALES	100.00
COATE HOMES LIMITED	ENGLAND AND WALES	100.00
HILL SAMUEL FINANCE (NO.22) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GROUP LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK HILL SAMUEL HOLDING COMPANY LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK LEASING LIMITED	ENGLAND AND WALES	100.00
ANGLO SCOTTISH UTILITIES PARTNERSHIP 1	ENGLAND AND WALES	55.00
BIRCHCROWN FINANCE LIMITED	ENGLAND AND WALES	100.00
C.T.S.B. LEASING LIMITED	ENGLAND AND WALES	100.00
CONQUEST SECURITIES LIMITED	ENGLAND AND WALES	100.00
DURBAN MARITIME LIMITED PARTNERSHIP		99.99
EQUIPMENT LEASING (NO. 3) LIMITED	ENGLAND AND WALES	100.00
EQUIPMENT LEASING (NO. 6) LIMITED	ENGLAND AND WALES	100.00
GENERAL LEASING (NO. 10) LIMITED	ENGLAND AND WALES	100.00
GENERAL LEASING (NO. 12) LIMITED	ENGLAND AND WALES	100.00
GENERAL LEASING (NO. 15) LIMITED	ENGLAND AND WALES	100.00
GENERAL LEASING (NO. 19) LIMITED	ENGLAND AND WALES	100.00
GENERAL LEASING (NO. 2) LIMITED	ENGLAND AND WALES	100.00
GENERAL LEASING (NO. 21) LIMITED	ENGLAND AND WALES	100.00
GENERAL LEASING (NO. 4) LIMITED	ENGLAND AND WALES	100.00
HILL SAMUEL FINANCE LIMITED	ENGLAND AND WALES	100.00
HILL SAMUEL LEASING (NO.2) LIMITED	ENGLAND AND WALES	100.00
KANAALSTRAAT FUNDING C.V.	NETHERLANDS	100.00
LBI LEASING LIMITED	ENGLAND AND WALES	100.00
LEASING (NO. 2) LIMITED	ENGLAND AND WALES	100.00
LLOYDS (NIMROD) LEASING INDUSTRIES LIMITED	ENGLAND AND WALES	100.00
LLOYDS (NIMROD) MACHINERY FINANCE LIMITED	ENGLAND AND WALES	100.00
LLOYDS (NIMROD) SPECIALIST FINANCE LIMITED	ENGLAND AND WALES	100.00
LLOYDS ASSET LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK CORPORATE ASSET FINANCE (HP) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK CORPORATE ASSET FINANCE (NO. 3) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK CORPORATE ASSET FINANCE (NO. 4) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK CORPORATE ASSET FINANCE (NO.1) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK CORPORATE ASSET FINANCE (NO.2) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK EQUIPMENT LEASING (NO. 1) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK EQUIPMENT LEASING (NO. 10) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK EQUIPMENT LEASING (NO. 11) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK EQUIPMENT LEASING (NO. 2) LIMITED	ENGLAND AND WALES	100.00
DOF (NO.1) VOF	NETHERLANDS	99.98
BUCHAN MARITIME LIMITED PARTNERSHIP	UNITED KINGDOM	99.98
DOF (NO.2) VOF	NETHERLANDS	99.98
FOULA MARITIME LIMITED PARTNERSHIP	NETHERLANDS	99.98
DOF (NO.3) VOF	NETHERLANDS	99.98

Company name	Country of incorporation	Group % owned
RONA MARITIME LIMITED PARTNERSHIP	UNITED KINGDOM	99.98
LLOYDS BANK EQUIPMENT LEASING (NO. 5) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK EQUIPMENT LEASING (NO. 7) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK EQUIPMENT LEASING (NO. 9) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GENERAL LEASING (NO. 1) LIMITED	ENGLAND AND WALES	100.00
ADVANCE DEEP SEA INSTALLER LIMITED PARTNERSHIP	GUERNSEY	100.00
LLOYDS BANK GENERAL LEASING (NO. 11) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GENERAL LEASING (NO. 17) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GENERAL LEASING (NO. 18) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GENERAL LEASING (NO. 20) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GENERAL LEASING (NO. 3) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GENERAL LEASING (NO. 5) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK LEASING (NO. 3) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK LEASING (NO. 4) LIMITED	ENGLAND AND WALES	100.00
CONTEST LIMITED PARTNERSHIP	GUERNSEY	100.00
LLOYDS BANK LEASING (NO. 6) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK LEASING (NO. 7) LIMITED	ENGLAND AND WALES	100.00
BEGONIA BULK LIMITED PARTNERSHIP	UNITED KINGDOM	100.00
UNION BULK LIMITED PARTNERSHIP	ENGLAND AND WALES	100.00
LLOYDS BANK LEASING (NO. 8) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK MARITIME LEASING (NO. 10) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK MARITIME LEASING (NO. 12) LIMITED	ENGLAND AND WALES	100.00
FATMARINI MARITIME LIMITED PARTNERSHIP	GUERNSEY	100.00
FRABANDARI MARITIME LIMITED PARTNERSHIP	GUERNSEY	100.00
HARSANADI MARITIME LIMITED PARTNERSHIP	GUERNSEY	100.00
HARTATI MARITIME LIMITED PARTNERSHIP	GUERNSEY	100.00
NOGOGINI MARITIME LIMITED PARTNERSHIP	GUERNSEY	100.00
NOLAWATI MARITIME LIMITED PARTNERSHIP	GUERNSEY	100.00
RATIH MARITIME LIMITED PARTNERSHIP	GUERNSEY	100.00
LLOYDS BANK MARITIME LEASING (NO. 13) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK MARITIME LEASING (NO. 15) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK MARITIME LEASING (NO. 16) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK MARITIME LEASING (NO. 17) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK MARITIME LEASING (NO. 18) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK MARITIME LEASING (NO. 2) LIMITED	ENGLAND AND WALES	100.00
KOTA GEMBIRA LIMITED PARTNERSHIP	ENGLAND AND WALES	99.99
KOTA GUNAWAN LIMITED PARTNERSHIP	ENGLAND AND WALES	99.99
KOTA HAKIM LIMITED PARTNERSHIP	ENGLAND AND WALES	99.99
KOTA HALUS LIMITED PARTNERSHIP	ENGLAND AND WALES	99.99
KOTA HAPAS LIMITED PARTNERSHIP	ENGLAND AND WALES	99.99
LLOYDS BANK MARITIME LEASING (NO. 3) LIMITED	ENGLAND AND WALES	100.00
KOTA HARUM LIMITED PARTNERSHIP	ENGLAND AND WALES	100.00
LLOYDS BANK MARITIME LEASING (NO. 8) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK MARITIME LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK PROPERTY COMPANY LIMITED	ENGLAND AND WALES	100.00
LLOYDS COMMERCIAL LEASING LIMITED	ENGLAND AND WALES	100.00
HUAL CAROLITA LIMITED PARTNERSHIP - TREASURE	UNITED KINGDOM	100.00
LLOYDS FINANCIAL LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS GENERAL LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS INDUSTRIAL LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS INVESTMENT BONDS LIMITED	ENGLAND AND WALES	100.00
SILENTDALE LIMITED	ENGLAND AND WALES	100.00
LLOYDS INVESTMENT SECURITIES NO.5 LIMITED	ENGLAND AND WALES	100.00
ST MARY'S COURT INVESTMENTS	ENGLAND AND WALES	100.00
CAVEMINSTER LIMITED	ENGLAND AND WALES	100.00
LLOYDS LEASING (NORTH SEA TRANSPORT) LIMITED	ENGLAND AND WALES	100.00
LLOYDS LEASING AIRCRAFT NO. 2 LIMITED (in liquidation)	BAHAMAS	99.90
LLOYDS LEASING DEVELOPMENTS LIMITED	ENGLAND AND WALES	100.00

Company name	Country of incorporation	Group % owned
LLOYDS PLANT LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS PORTFOLIO LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS PROJECT LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS PROPERTY INVESTMENT COMPANY LIMITED	ENGLAND AND WALES	100.00
LLOYDS PROPERTY INVESTMENT COMPANY NO. 5 LIMITED	ENGLAND AND WALES	100.00
LLOYDS PROPERTY INVESTMENT COMPANY NO.3 LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB LEASING L.P.	UNITED STATES	100.00
MARITIME LEASING (NO. 1) LIMITED	ENGLAND AND WALES	100.00
MARITIME LEASING (NO. 11) LIMITED	ENGLAND AND WALES	100.00
MARITIME LEASING (NO. 14) LIMITED	ENGLAND AND WALES	100.00
MARITIME LEASING (NO. 19) LIMITED	ENGLAND AND WALES	100.00
MARITIME LEASING (NO. 4) LIMITED	ENGLAND AND WALES	100.00
MARITIME LEASING (NO. 7) LIMITED	ENGLAND AND WALES	100.00
MARITIME LEASING (NO. 9) LIMITED	ENGLAND AND WALES	100.00
OLD PARK LIMITED	CAYMAN ISLANDS	100.00
OMNIUM LEASING COMPANY	ENGLAND AND WALES	39.00
SAVBAN LEASING LIMITED	ENGLAND AND WALES	100.00
WHITESTAR SECURITIES LIMITED	ENGLAND AND WALES	100.00
SOLSTAD (NO.1) VOF		99.98
CLIPPER SHIPPING LIMITED PARTNERSHIP		99.98
SOLSTAD (NO.2) VOF		99.98
CUTTER SHIPPING LIMITED PARTNERSHIP		99.98
WOOD STREET LEASING LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK MTCH LIMITED	ENGLAND AND WALES	100.00
MOTABILITY OPERATIONS GROUP PLC	ENGLAND AND WALES	40.00
LLOYDS BANK OFFSHORE PENSION TRUST LIMITED	JERSEY	100.00
LLOYDS BANK PENSION TRUST (NO. 1) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK PENSIONS PROPERTY (GUERNSEY) LIMITED	GUERNSEY	100.00
LLOYDS BANK S.F. NOMINEES LIMITED	ENGLAND AND WALES	100.00
LTGP LIMITED PARTNERSHIP INCORPORATED	GUERNSEY	100.00
BARBIROLLI SQUARE LIMITED PARTNERSHIP	ENGLAND AND WALES	100.00
LLOYDS BANK PENSION TRUST (NO. 2) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK PENSION ABCS (NO. 1) LLP	ENGLAND AND WALES	80.00
LLOYDS BANK PENSION ABCS (NO. 2) LLP	ENGLAND AND WALES	80.00
LLOYDS BANK PRIVATE BANKING LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK FINANCIAL ADVISERS LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK PROPERTIES LIMITED	ENGLAND AND WALES	100.00
GRESHAM NOMINEE 1 LIMITED	ENGLAND AND WALES	100.00
GRESHAM NOMINEE 2 LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK SUBSIDIARIES LIMITED	ENGLAND AND WALES	100.00
CASTLE BAYNARD FUNDING LIMITED	ENGLAND AND WALES	100.00
DUNSTAN INVESTMENTS (UK) LIMITED	ENGLAND AND WALES	100.00
DENHAM FUNDING LIMITED	ENGLAND AND WALES	100.00
GOLDBOND LIMITED	HONG KONG	100.00
CENTRAL CROWN INVESTMENTS LIMITED	HONG KONG	100.00
OCEAN BEST INVESTMENTS LIMITED	HONG KONG	100.00
PACIFIC PERFECT INVESTMENTS LIMITED	HONG KONG	100.00
SHELDWICH LIMITED	HONG KONG	100.00
WICKHAM INVESTMENTS LIMITED	HONG KONG	100.00
GOUDA LLC	UNITED STATES	100.00
HILL SAMUEL (USA), INC.	UNITED STATES	100.00
LLOYDS TSB RAIL CAPITAL INC.	UNITED STATES	100.00
HILL SAMUEL INTERNATIONAL HOLDINGS LIMITED	ENGLAND AND WALES	100.00
HORSHAM INVESTMENTS LIMITED	CAYMAN ISLANDS	100.00
LANGBOURN HOLDINGS LIMITED	GUERNSEY	100.00
LLOYDS LIMITED CAPITAL LLC	UNITED STATES	100.00
LIME STREET (FUNDING) LIMITED	ENGLAND AND WALES	100.00

Company name	Country of incorporation	Group % owned
LLOYDS BANK (GIBRALTAR) LIMITED	GIBRALTAR	100.00
LLOYDS HOLDINGS (JERSEY) LIMITED	JERSEY	100.00
BLACK HORSE OFFSHORE LIMITED	JERSEY	100.00
LLOYDS BANK INTERNATIONAL LIMITED	JERSEY	100.00
LLOYDS OFFSHORE PRIVATE CLIENTS LIMITED	JERSEY	100.00
NOMINEES (JERSEY) LIMITED	JERSEY	100.00
LLOYDS CORPORATE SERVICES (JERSEY) LIMITED	JERSEY	100.00
LLOYDS INVESTMENT FUND MANAGERS LIMITED	JERSEY	100.00
LLOYDS NOMINEES (GUERNSEY) LIMITED	GUERNSEY	100.00
LLOYDS TRUST COMPANY (CHANNEL ISLANDS) LIMITED	JERSEY	100.00
LLOYDS MANAGEMENT (CHANNEL ISLANDS) LIMITED	JERSEY	100.00
LLOYDS MANAGEMENT (GUERNSEY) LIMITED	GUERNSEY	100.00
LLOYDS SERVICES (CHANNEL ISLANDS) LIMITED	JERSEY	100.00
LLOYDS SERVICES (GUERNSEY) LIMITED	GUERNSEY	100.00
LLOYDS TRUST COMPANY (CHANNEL ISLANDS) (NO.2) LIMITED	JERSEY	100.00
LLOYDS TSB NO.1 (IOM) LIMITED	ISLE OF MAN	100.00
LLOYDS TSB OFFSHORE PAYING AGENT (HK) LIMITED (in liquidation)	HONG KONG	100.00
LLOYDS OFFSHORE GLOBAL SERVICES PRIVATE LIMITED	INDIA	100.00
LLOYDS TSB MERCHANT BANK LIMITED	SINGAPORE	100.00
HILL SAMUEL NOMINEES ASIA PRIVATE LIMITED	SINGAPORE	100.00
LLOYDS TSB PACIFIC LIMITED	HONG KONG	100.00
LLOYDS (BVI) NOMINEES LIMITED	VIRGIN ISLANDS, BRITISH	100.00
LLOYDS FAR EAST (BVI) LIMITED	VIRGIN ISLANDS, BRITISH	100.00
LLOYDS TSB REPRESENTAÇÓES LTDA	BRAZIL	100.00
LLOYDS TSB FOMENTO COMERCIAL LTDA	BRAZIL	100.00
SOCIEDAD INVERSIONISTA ANGLO COLOMBIANO S.A. (in liquidation)	COLOMBIA	99.99
TSB (USA) INC.	UNITED STATES	100.00
IAI VENTURES, INC.	UNITED STATES	100.00
INVESTMENT ADVISERS, INC.	UNITED STATES	100.00
LLOYDS BANK TRUST COMPANY (INTERNATIONAL) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK TRUSTEE SERVICES LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK TRUSTEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS COMMERCIAL PROPERTIES LIMITED	ENGLAND AND WALES	100.00
LLOYDS COMMERCIAL PROPERTY INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
TARGET CORPORATE SERVICES LIMITED	ENGLAND AND WALES	100.00
LLOYDS DEVELOPMENT CAPITAL (HOLDINGS) LIMITED	ENGLAND AND WALES	100.00
A-GAS (ORB) LIMITED	ENGLAND AND WALES	43.76
ALUPACK HOLDINGS LIMITED	ENGLAND AND WALES	59.00
ANGEL SPRINGS HOLDINGS LIMITED	ENGLAND AND WALES	34.49
ANTLER LIMITED	ENGLAND AND WALES	33.36
ASCENT INVESTMENTS LIMITED	ENGLAND AND WALES	71.25
BIFOLD GROUP LIMITED	ENGLAND AND WALES	20.59
BLUE RUBICON (HOLDINGS) LIMITED	ENGLAND AND WALES	49.40
BOOM SUPERVISORY LIMITED	ENGLAND AND WALES	49.40
CASPIAN MEDIA HOLDINGS LIMITED	ENGLAND AND WALES	88.44
NODE 4 HOLDINGS LIMITED	ENGLAND AND WALES	42.60
CHERRY TOPCO LIMITED	ENGLAND AND WALES	48.65
CONSUMER CHAMPION GROUP LIMITED	ENGLAND AND WALES	24.48
D & D TOPCO LIMITED	ENGLAND AND WALES	49.40
DALE ERSKINE POWER SOLUTIONS LIMITED	ENGLAND AND WALES	49.40

Company name	Country of incorporation	Group % owned
EDM BUSINESS SERVICES HOLDINGS LIMITED	ENGLAND AND WALES	40.74
EGHL LIMITED	ENGLAND AND WALES	39.06
EMPRISE GROUP HOLDINGS LIMITED	ENGLAND AND WALES	37.10
ENSCO 904 LIMITED	ENGLAND AND WALES	49.40
ENTERTAINMENT MAGPIE HOLDINGS LIMITED	ENGLAND AND WALES	24.75
EQUIOM HOLDINGS LIMITED	ISLE OF MAN	49.40
EUROSTAR HOLDCO LIMITED	ENGLAND AND WALES	49.40
HAMSARD 3314 LIMITED	ENGLAND AND WALES	45.54
FEVER TREE TOPCO LIMITED	ENGLAND AND WALES	49.40
FOREST HOLIDAYS GROUP LIMITED	ENGLAND AND WALES	49.35
HAMSARD 3149 LIMITED	ENGLAND AND WALES	31.62
HAMSARD 3246 LIMITED	ENGLAND AND WALES	38.41
HAMSARD 3255 LIMITED	UNITED KINGDOM	46.28
ICB BRANDS HOLDINGS LIMITED	ENGLAND AND WALES	45.22
ICON POLYMER GROUP LIMITED	ENGLAND AND WALES	46.59
INDEPENDENT GROUP (UK) LIMITED	ENGLAND AND WALES	43.24
INGLEBY (1884) LIMITED	ENGLAND AND WALES	41.75
JOULES INVESTMENT HOLDINGS LIMITED	ENGLAND AND WALES	25.58
JUNO NEWCO LIMITED	ENGLAND AND WALES	38.16
KEE SAFETY GROUP LIMITED	ENGLAND AND WALES	34.65
KIMBERLY HOLDINGS LIMITED	ENGLAND AND WALES	42.41
KIRONA GROUP LIMITED	ENGLAND AND WALES	35.14
LCP BABY INVESTORS LP	CAYMAN ISLANDS	25.88
LDC (ASIA) LIMITED	HONG KONG	100.00
LDC (GENERAL PARTNER) LIMITED	ENGLAND AND WALES	100.00
LDC (MANAGERS) LIMITED	ENGLAND AND WALES	100.00
LDC (NOMINEES) LIMITED	ENGLAND AND WALES	100.00
LDC GP LLP	SCOTLAND	100.00
LDC PARALLEL (NOMINEES) LIMITED	ENGLAND AND WALES	100.00
LKR HOLDINGS LIMITED	ENGLAND AND WALES	48.91
LLOYDS TSB DEVELOPMENT CAPITAL (EUROPE) B.V.	NETHERLANDS	100.00
LLOYDS TSB VENTURES CARRY LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB VENTURES TRUSTEES LIMITED	ENGLAND AND WALES	100.00
MARVEL NEWCO LIMITED	ENGLAND AND WALES	49.10
MODELZONE HOLDINGS LIMITED	ENGLAND AND WALES	30.83
NUCLEAR ENGINEERING GROUP LIMITED	ENGLAND AND WALES	32.92
OCEAN TOPCO LIMITED	ENGLAND AND WALES	49.40
ONAPP (TOPCO) II LIMITED	ENGLAND AND WALES	40.43
ONAPP (TOPCO) LIMITED	ENGLAND AND WALES	29.89
ORIGINAL ADDITIONS TOPCO LIMITED	ENGLAND AND WALES	38.90
ORION MEDIA HOLDINGS LIMITED	ENGLAND AND WALES	49.99
OVAL (2235) LIMITED	ENGLAND AND WALES	36.95
PENN PHARMA GROUP LIMITED	ENGLAND AND WALES	56.01
PERTEMPS NETWORK GROUP	ENGLAND AND WALES	27.23
PIMCO 2909 LIMITED	ENGLAND AND WALES	39.89
PIMCO 2927 LIMITED	ENGLAND AND WALES	49.40
QUANTEL HOLDINGS LIMITED	ENGLAND AND WALES	35.00
RAMCO ACQUISITION LIMITED	SCOTLAND	49.25
SFH 123 LIMITED	ENGLAND AND WALES	45.21
SHIRES HOLDINGS LIMITED	ENGLAND AND WALES	39.97
SHOO 553 LIMITED	ENGLAND AND WALES	40.43
SNELL CORPORATION LIMITED	ENGLAND AND WALES	48.33
STRATUS (HOLDINGS) LIMITED	ENGLAND AND WALES	38.70
TCFG HOLDINGS LIMITED	ENGLAND AND WALES	31.32
TD TRAVEL HOLDINGS LIMITED	ENGLAND AND WALES	48.41
TEST EQUIPMENT ASSET MANAGEMENT LIMITED	ENGLAND AND WALES	38.85
THE POWER INDUSTRIAL GROUP	ENGLAND AND WALES	28.05
THE TRAINING GRP HOLDINGS LIMITED	ENGLAND AND WALES	49.40
TPN GROUP HOLDINGS LIMITED	ENGLAND AND WALES	35.10
UNITED HOUSE GROUP HOLDINGS LIMITED	ENGLAND AND WALES	36.21

Company name	Country of incorporation	Group % owned
UP GLOBAL SOURCING HOLDINGS LIMITED	ENGLAND AND WALES	41.53
ULYSSES ENTERPRISES LIMITED	ENGLAND AND WALES	49.40
VYSIONIC LIMITED	ENGLAND AND WALES	40.76
WASP MANAGEMENT SOFTWARE LIMITED	ENGLAND AND WALES	40.42
WILLOUGHBY (873) LIMITED	ENGLAND AND WALES	48.51
WRG WORLDWIDE LIMITED	ENGLAND AND WALES	31.41
LLOYDS ENGINE CAPITAL (NO.1) U.S LLC	UNITED STATES	100.00
LLOYDS FINANCIAL SERVICES LIMITED	ENGLAND AND WALES	100.00
LLOYDS GROUP HOLDINGS (JERSEY) LIMITED	JERSEY	99.70
LLOYDS PREMISES INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
LLOYDS PROPERTY INVESTMENT COMPANY NO.4 LIMITED	ENGLAND AND WALES	100.00
LLOYDS TRADE & PROJECT FINANCE LIMITED	ENGLAND AND WALES	100.00
LLOYDS TRUST COMPANY (GIBRALTAR) LIMITED	GIBRALTAR	99.00
LLOYDS TSB BAHAMAS (AMERICAS) LIMITED (in liquidation)	BAHAMAS	100.00
EQUUS LIMITED (in liquidation)	BAHAMAS	100.00
LLOYDS TSB BANK & TRUST (BAHAMAS) LIMITED (in liquidation)	BAHAMAS	100.00
LLOYDTRU LIMITED (in liquidation)	BAHAMAS	100.00
LTSB NOMINEES LIMITED (in liquidation)	BAHAMAS	100.00
LLOYDS TSB BANK INSURANCE BROKERS LIMITED (in iquidation)	ENGLAND AND WALES	100.00
LLOYDS TSB FINANCIAL CONSULTANTS LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB GROUP LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB HEALTHCARE TRUSTEE LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB HOMELOANS LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB QUEST LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB REGISTRARS (ISA) NOMINEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB REGISTRARS NOMINEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB REGISTRARS SAVINGS NOMINEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB SHARE SCHEMES TRUSTEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB STOCKBROKERS LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK NOMINEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK STOCKBROKERS (NOMINEES) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK STOCKBROKERS CLIENT NOMINEES LIMITED	ENGLAND AND WALES	100.00
LLOYDS YOUR TOMORROW TRUSTEE LIMITED	ENGLAND AND WALES	100.00
LONDONCARD S.A. COMERCIAL INMOBILIARIA Y FINANCIERA (in liquidation)	ARGENTINA	100.00
MOOR LANE HOLDINGS LIMITED	JERSEY	100.00
PERRY NOMINEES LIMITED	ENGLAND AND WALES	100.00
PORTLAND FUNDING LIMITED	ENGLAND AND WALES	100.00
CHESHIRE EUROPE LIMITED	JERSEY	100.00
COLEMAN STAFFORDSHIRE FUNDING LIMITED	ENGLAND AND WALES	100.00
COLEMAN STAFFORDSHIRE INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
EASTCHEAP FUNDING LIMITED	ENGLAND AND WALES	100.00
LOVAT FUNDING (HOLDINGS) LIMITED	ENGLAND AND WALES	100.00
LOVAT HOLDINGS (BVI) LIMITED	VIRGIN ISLANDS, BRITISH	100.00
LOVAT FUNDING (CAYMAN) LIMITED (in liquidation)	CAYMAN ISLANDS	100.00
WAYMARK ASSET INVESTMENTS LIMITED	ENGLAND AND WALES	100.00
VINTRY HOLDINGS (UK) LIMITED	ENGLAND AND WALES	100.00
VINTRY HOLDINGS (BVI) LIMITED (in liquidation)	VIRGIN ISLANDS, BRITISH	100.00
VINTRY FUNDING (CAYMAN) LIMITED (in liquidation)	CAYMAN ISLANDS	100.00
R.F. SPENCER AND COMPANY LIMITED	ENGLAND AND WALES	100.00
RANELAGH NOMINEES LIMITED	ENGLAND AND WALES	100.00
TRIPPER INVESTMENTS BV	NETHERLANDS	33.33

Company name	Country of incorporation	Group % owned
SCOTTISH WIDOWS BANK plc	SCOTLAND	100.00
SCOTTISH WIDOWS GROUP LIMITED	SCOTLAND	100.00
LLOYDS BANK FINANCIAL SERVICES LIMITED	ENGLAND AND WALES	100.00
SW (NO. 3) LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GENERAL INSURANCE HOLDINGS LIMITED	ENGLAND AND WALES	100.00
HALIFAX GENERAL INSURANCE SERVICES LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK GENERAL INSURANCE LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK INSURANCE SERVICES LIMITED	ENGLAND AND WALES	100.00
LLOYDS BANK INSURANCE SERVICES (DIRECT) LIMITED	ENGLAND AND WALES	100.00
ST ANDREW'S GROUP PLC	ENGLAND AND WALES	100.00
HALIFAX BROKERAGE IRELAND LIMITED (in liquidation)	IRELAND	100.00
HALIFAX NON-TRADING ONE LIMITED (in liquidation)	IRELAND	100.00
HALIFAX NON-TRADING THREE LIMITED (in liquidation)	IRELAND	100.00
ST ANDREW'S INSURANCE PLC	ENGLAND AND WALES	100.00
SCOTTISH WIDOWS FINANCIAL SERVICES HOLDINGS	SCOTLAND	100.00
HBOS FINANCIAL SERVICES LIMITED	ENGLAND AND WALES	100.00
CLERICAL MEDICAL FINANCE PLC	ENGLAND AND WALES	100.00
HALIFAX FINANCIAL SERVICES (HOLDINGS) LIMITED	ENGLAND AND WALES	100.00
CLERICAL MEDICAL INVESTMENT FUND MANAGERS LIMITED	ENGLAND AND WALES	100.00
HALIFAX EQUITABLE LIMITED	ENGLAND AND WALES	100.00
HALIFAX FINANCIAL BROKERS LIMITED	ENGLAND AND WALES	100.00
HALIFAX FINANCIAL SERVICES LIMITED	ENGLAND AND WALES	100.00
HALIFAX INVESTMENT SERVICES LIMITED	ENGLAND AND WALES	100.00
HBOS INVESTMENT FUND MANAGERS LIMITED	ENGLAND AND WALES	100.00
HECM CUSTOMER SERVICES LIMITED	ENGLAND AND WALES	100.00
EQUITABLE SERVICES AND CONSULTANCY LIMITED (in liquidatiion)	ENGLAND AND WALES	100.00
HBOS INTERNATIONAL FINANCIAL SERVICES HOLDINGS LIMITED	ENGLAND AND WALES	100.00
CLERICAL MEDICAL FINANCIAL SERVICES LIMITED	ENGLAND AND WALES	100.00
CLERICAL MEDICAL INTERNATIONAL HOLDINGS B.V.	NETHERLANDS	100.00
CMI ASSET MANAGEMENT (LUXEMBOURG) S.A.	LUXEMBOURG	100.00
CMI FINANCIAL MANAGEMENT SERVICES LIMITED	ISLE OF MAN	100.00
CMI FUND MANAGERS (IOM) LIMITED	ISLE OF MAN	100.00
THE CMI HIGH INCOME FUND PLC	ISLE OF MAN	100.00
THE CMI STERLING ROLL-UP FUND PLC	ISLE OF MAN	100.00
CMI INSURANCE (LUXEMBOURG) S.A.	LUXEMBOURG	100.00
CMI INSURANCE COMPANY LIMITED	ISLE OF MAN	100.00
CMI TRUST COMPANY (IOM) LIMITED	ISLE OF MAN	100.00
HEIDELBERGER LEBENSVERSICHERUNG A.G.	GERMANY	100.00
HEIDELBERGER LEBEN - CLERICAL MEDICAL MANAGEMENT GMBH	GERMANY	100.00
EUROCAP, EUROPEAN CONCEPTS OF ASSURANCE AND PENSIONS GMBH	GERMANY	100.00
SCOTTISH WIDOWS FUND MANAGEMENT LIMITED	SCOTLAND	100.00
SCOTTISH WIDOWS PLC	SCOTLAND	100.00
AIRPORT INDUSTRIAL LP	ENGLAND AND WALES	100.00
BEDFONT LAKES BUSINESS PARK (NO2) LP	ENGLAND AND WALES	100.00
CLERICAL MEDICAL INVESTMENT GROUP LIMITED	ENGLAND AND WALES	100.00
CLERICAL MEDICAL (DARTFORD NUMBER 2) LIMITED	ENGLAND AND WALES	100.00
CLERICAL MEDICAL (DARTFORD NUMBER 3) LIMITED	ENGLAND AND WALES	100.00
CLERICAL MEDICAL (WATERLOOVILLE ONE) LIMITED	JERSEY	100.00
CLERICAL MEDICAL (WATERLOOVILLE TWO) LIMITED	JERSEY	100.00
CLERICAL MEDICAL FORESTRY LIMITED	ENGLAND AND WALES	100.00
CLERICAL MEDICAL MANAGED FUNDS LIMITED	ENGLAND AND WALES	100.00
CLERICAL MEDICAL NON STERLING PROPERTY COMPANY SARL	LUXEMBOURG	100.00

Company name	Country of incorporation	Group % owned
CLERICAL MEDICAL PROPERTIES LIMITED	ENGLAND AND WALES	100.00
CM VENTURE INVESTMENTS LIMITED	ISLE OF MAN	100.00
DELANCEY ARNOLD UK LIMITED	ENGLAND AND WALES	50.00
DELANCEY ROLLS UK LIMITED	ENGLAND AND WALES	50.00
GENERAL REVERSIONARY AND INVESTMENT COMPANY	ENGLAND AND WALES	100.00
HALIFAX LIFE LIMITED	ENGLAND AND WALES	100.00
ST ANDREW'S LIFE ASSURANCE PLC	ENGLAND AND WALES	100.00
OYSTERCATCHER RESIDENTIAL LIMITED	ENGLAND AND WALES	100.00
OYSTERCATCHER NOMINEES LIMITED	ENGLAND AND WALES	100.00
OYSTERCATCHER RESIDENTIAL ONE LIMITED	ENGLAND AND WALES	100.00
ROLLS DEVELOPMENT UK LIMITED	ENGLAND AND WALES	50.00
YORK & BECKET NOMINEES LIMITED	ENGLAND AND WALES	50.00
YORK & BECKET NOMINEES NO.3 LIMITED	ENGLAND AND WALES	50.00
YORK & BECKET NOMINEES NO.4 LIMITED	ENGLAND AND WALES	50.00
DALKEITH CORPORATION LLC	UNITED STATES	100.00
LOTHIAN ROAD LLC	UNITED STATES	100.00
MORRISON STREET LLC	UNITED STATES	100.00
MURRAYFIELD LLC	UNITED STATES	100.00
WAVERLEY BOCA LLC	UNITED STATES	100.00
WAVERLEY FUND II INVESTOR LLC	UNITED STATES	100.00
WAVERLEY FUND III INVESTOR LLC	UNITED STATES	100.00
WAVERLEY WILSHIRE RODEO LLC	UNITED STATES	100.00
FONTVIEW LIMITED	ENGLAND AND WALES	100.00
GENERAL PRIVATE EQUITY LIMITED PARTNERSHIP	SCOTLAND	100.00
HEALTHCARE PRIVATE EQUITY LIMITED PARTNERSHIP	SCOTLAND	100.00
INDUSTRIAL REAL ESTATE (GENERAL PARTNER) LIMITED	ENGLAND AND WALES	100.00
INDUSTRIAL REAL ESTATE (NOMINEE) LIMITED	ENGLAND AND WALES	100.00
NEWFONT LIMITED	ENGLAND AND WALES	100.00
PENSIONS MANAGEMENT (S.W.F.) LIMITED	SCOTLAND	100.00
SCOTTISH WIDOWS (PORT HAMILTON) LIMITED	SCOTLAND	100.00
SCOTTISH WIDOWS ACTIVE MANAGEMENT FUND LP	ENGLAND AND WALES	100.00
SCOTTISH WIDOWS ADMINISTRATION SERVICES LIMITED	ENGLAND AND WALES	100.00
SCOTTISH WIDOWS ANNUITIES LIMITED	SCOTLAND	100.00
SCOTTISH WIDOWS INDUSTRIAL PROPERTIES EUROPE B.V.	NETHERLANDS	100.00
EURL FRENCH INDUSTRIAL PREMISES HOLDING CO	FRANCE	100.00
EURL LISSES HOLDING CO	FRANCE	100.00
EURL ORLY HOLDING CO	FRANCE	100.00
EURL ST MICHEL HOLDING CO	FRANCE	100.00
SCI ST MICHEL INVESTMENT CO	FRANCE	100.00
EURL ST WITZ II HOLDING CO	FRANCE	100.00
SCI ST WITZ II INVESTMENT CO	FRANCE	100.00
EURL SWNEWCO 12 HOLDING CO	FRANCE	100.00
EURL SWNEWCO 13 HOLDING CO	FRANCE	100.00
EURL SWNEWCO 14 HOLDING CO	FRANCE	100.00
EURL SWNEWCO 15 HOLDING CO	FRANCE	100.00
SCOTTISH WIDOWS INTERNATIONAL LIMITED	JERSEY	100.00
SCOTTISH WIDOWS PENSION TRUSTEES LIMITED	SCOTLAND	100.00
SCOTTISH WIDOWS PROPERTY MANAGEMENT LIMITED	SCOTLAND	100.00
SCOTTISH WIDOWS SERVICES LIMITED	SCOTLAND	100.00
SCOTTISH WIDOWS TRUSTEES LIMITED	SCOTLAND	100.00
SCOTTISH WIDOWS UNIT FUNDS LIMITED	SCOTLAND	100.00
SWAMF (GP) LIMITED	ENGLAND AND WALES	100.00
SWAMF NOMINEE (1) LIMITED	ENGLAND AND WALES	100.00
SWAMF NOMINEE (2) LIMITED	ENGLAND AND WALES	100.00

Company name	Country of incorporation	Group % owned
SWUF NOMINEE 1 LIMITED	JERSEY	100.00
SWUF NOMINEE 2 LIMITED	JERSEY	100.00
SWUF NOMINEE 3 LIMITED	JERSEY	100.00
SWUF NOMINEE 4 LIMITED	JERSEY	100.00
SCOTTISH WIDOWS UNIT TRUST MANAGERS LIMITED	ENGLAND AND WALES	100.00
SCOTTISH WIDOWS' FUND AND LIFE ASSURANCE SOCIETY	SCOTLAND	100.00
STARFORT LIMITED	ENGLAND AND WALES	100.00
SW NO.1 LIMITED	SCOTLAND	100.00
THE GREAT WIGMORE PARTNERSHIP	ENGLAND AND WALES	50.00
THE GREAT WIGMORE PARTNERSHIP (GP) LIMITED	ENGLAND AND WALES	50.00
GREAT WIGMORE PROPERTY LIMITED	ENGLAND	50.00
TARGET HOLDINGS LIMITED	ENGLAND AND WALES	100.00
SCOTTISH WIDOWS INVESTMENT PARTNERSHIP GROUP LIMITED	ENGLAND AND WALES	100.00
LLOYDS TSB INVESTMENTS LIMITED	SCOTLAND	100.00
SCOTTISH WIDOWS INVESTMENT PARTNERSHIP LIMITED	ENGLAND AND WALES	100.00
AIRPORT INDUSTRIAL GP LIMITED	ENGLAND AND WALES	100.00
AIRPORT INDUSTRIAL NOMINEES B LIMITED	ENGLAND AND WALES	100.00
AIRPORT INDUSTRIAL NOMINEES LIMITED	ENGLAND AND WALES	100.00
UNITAIR LIMITED PARTNERSHIP	ENGLAND AND WALES	50.00
BEDFONT LAKES BUSINESS PARK (GP1) LIMITED	ENGLAND AND WALES	100.00
BEDFONT LAKES BUSINESS PARK (GP2) LIMITED	ENGLAND AND WALES	100.00
BLBP 3 LIMITED	ENGLAND AND WALES	100.00
BLBP 4 LIMITED	ENGLAND AND WALES	100.00
SCOTTISH WIDOWS PROPERTY PARTNERS (SPF) LIMITED (in liquidation)	SCOTLAND	100.00
SWIP & CWI LUXEMBOURG (NO. 1) MANAGEMENT COMPANY S.À.R.L.	LUXEMBOURG	50.00
SWIP & CWI LUXEMBOURG (NO.1) HOLDING COMPANY S.A.R.L	LUXEMBOURG	50.00
PURETAIL DIJON RUE DE LA LIBERTE SARL	LUXEMBOURG	50.00
PURETAIL DIJON RUE DE LA LIBERTE SCI	FRANCE	50.00
PURETAIL DUESSELDORF KASERNSTRASSE 1 GMBH	GERMANY	50.00
PURETAIL PARIS RUE D’AMSTERDAM S.A.R.L	LUXEMBOURG	50.00
PURETAIL PARIS RUE D'AMSTERDAM SCI	FRANCE	50.00
PURETAIL STUTTGART HIRSCHTRABE GMBH	GERMANY	50.00
PURETAIL SWEDEN AB	SWEDEN	50.00
PURETAIL LINKOPING DACKEIN 3 AB	SWEDEN	50.00
PURETAIL LINKOPING DAHLIAN 20 AB	SWEDEN	50.00
PURETAIL LINKOPING DOMAREN 13 AB	SWEDEN	50.00
SWIP (LUXEMBOURG) S.A.R.L.	LUXEMBOURG	100.00
SWIP HOLDINGS (LUXEMBOURG) S.A.R.L.	LUXEMBOURG	100.00
EBPF HOLDINGS 1BV	NETHERLANDS	100.00
RANDOLPH SPAIN SL	SPAIN	100.00
ROXBURY SPAIN SLU	SPAIN	100.00
EBPF HOLDINGS 2 BV	NETHERLANDS	100.00
EBPF HOLDINGS 3BV	NETHERLANDS	100.00
EBPF OBJEKTGESELLSCHAFT BRAUNSCHWEIG GmbH	GERMANY	100.00
EBPF OBJEKTGESELLSCHAFT NEU-ISENBURGH B-EINS GmbH	GERMANY	100.00
EBPF OBJEKTGESELLSCHAFT NEU-ISENBURGH S-EINS GmbH	GERMANY	100.00
EBPF OBJEKTGESELLSCHAFT NEU-ISENBURGH S-ZWEI GmbH	GERMANY	100.00
EBPF OBJEKTGESELLSCHAFT TSMJE GmbH	GERMANY	100.00
EURL LYON CHASSIEU HOLDING CO	FRANCE	100.00
SCI LYON CHASSIEU INVESTMENT CO	FRANCE	100.00
EURL MITRY II HOLDING CO	FRANCE	100.00

Company name	Country of incorporation	Group % owned
SCI MITRY II INVESTMENT CO	FRANCE	100.00
EURL ST THIBAULT HOLDING CO	FRANCE	100.00
SCI ST THIBAULT INVESTMENT CO	FRANCE	100.00
SOGUIA SOCIEDADE IMOBILIARIA S.A.	PORTUGAL	100.00
SWIP EBPF HOLDINGS (FRANCE) EURL	FRANCE	100.00
SCI LAZULITE	FRANCE	100.00
UNITAIR GENERAL PARTNER LIMITED	ENGLAND AND WALES	50.00
SWIP FUND MANAGEMENT LIMITED	ENGLAND AND WALES	100.00
UBERIOR ISAF CIP NOMINEE LIMITED	ENGLAND AND WALES	100.00
SWIP MULTI-MANAGER FUNDS LIMITED	ENGLAND AND WALES	100.00
WAVERLEY GENERAL PRIVATE EQUITY LIMITED	SCOTLAND	100.00
WAVERLEY HEALTHCARE PRIVATE EQUITY LIMITED	SCOTLAND	100.00
TALBOT NOMINEES LIMITED	ENGLAND AND WALES	100.00
THE AGRICULTURAL MORTGAGE CORPORATION PLC	ENGLAND AND WALES	100.00
AMC BANK LIMITED	ENGLAND AND WALES	100.00
THREE COPTHALL AVENUE LIMITED	ENGLAND AND WALES	100.00
TRAVELLERS CHEQUE ASSOCIATES LIMITED	ENGLAND AND WALES	36.00
TSB BANKING GROUP PLC	ENGLAND AND WALES	100.00
TSB COMMERCIAL HOLDINGS LIMITED	ENGLAND AND WALES	100.00
TSB DIRECT LIMITED	ENGLAND AND WALES	100.00
TSB ENGLAND & WALES LIMITED	ENGLAND AND WALES	100.00
TSB GROUP NOMINEES LIMITED	ENGLAND AND WALES	100.00
TSB INTERMEDIATE COMPANY 1 LIMITED	ENGLAND AND WALES	100.00
TSB INTERMEDIATE COMPANY 2 LIMITED	ENGLAND AND WALES	100.00
TSB BANK PLC	SCOTLAND	100.00
TSB SCOTLAND (INVESTMENT) NOMINEES LIMITED	SCOTLAND	100.00
TSB SCOTLAND NOMINEES LIMITED	SCOTLAND	100.00
TSB SERVICES (NO.2) LIMITED	ENGLAND AND WALES	100.00
TSB SERVICES (NO.3) LIMITED	ENGLAND AND WALES	100.00
TSB SERVICES (NO.4) LIMITED	ENGLAND AND WALES	100.00
UPSAALA LIMITED	IRELAND	100.00
WARD NOMINEES (ABINGDON) LIMITED	ENGLAND AND WALES	100.00
WARD NOMINEES (BIRMINGHAM) LIMITED	ENGLAND AND WALES	100.00
WARD NOMINEES (BRISTOL) LIMITED	ENGLAND AND WALES	100.00
WARD NOMINEES LIMITED	ENGLAND AND WALES	100.00
WEST NOMINEES LIMITED	ENGLAND AND WALES	100.00